Consolidated Statements of Loss and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Revenue
Recurring - non-capital	$ 4,677	$ 3,723
Capital equipment	2,004	3,150
Total revenue	6,681	6,873
Cost of sales	3,660	3,921
Gross profit	3,021	2,952
Operating expenses
Research and development	14,690	15,277
General and administrative	9,465	10,314
Selling and distribution	8,468	7,652
Impairment of goodwill	2,524
Total operating expenses	35,147	33,243
Operating Loss	32,126	30,291
Net finance (income) costs	(3,744)	303
Loss before income taxes	28,382	30,594
Income taxes	287	105
Net loss attributed to shareholders for the year	28,669	30,699
Item that may be reclassified to loss
Foreign currency translation adjustment - net of tax	(12,091)	(179)
Net loss and comprehensive loss for the year	$ 16,578	$ 30,520
Loss per share
Basic loss per common share	$ 1.38	$ 1.50
Diluted loss per common share	$ 1.38	$ 1.50